RBC FUNDS TRUST

Access Capital Community Investment Fund (the “Fund”)

Supplement dated November 29, 2021 to the Fund’s prospectus (the “Prospectus”) and

Statement of Additional Information (“SAI”) dated January 28, 2021, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the

Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective November 29, 2021 (“Effective Date”), Scott Kirby will no longer serve as a portfolio manager of the Access Capital Community Investment Fund. Accordingly, on the Effective Date, all references to Scott Kirby in the Prospectus and SAI are deleted in their entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE